UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2010

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

11201 SE 8th Street, Suite 200
Bellevue, Washington
(Address of principal executive offices)

(206) 621-3500
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                      Regulation FD Disclosure

On October 26, 2010, Doug Johnson, Chief Executive Officer of Telanetix, Inc., will participate in the 6th Annual Fall Growth Stock Conference presented by Security Research Associates to be held at 11:30 am PT at the Westin St. Francis Hotel in San Francisco.

The presentation materials in the conference are furnished with this report as Exhibit 99.1. A copy of the presentation materials are also available on our website at www.telanetix.com.

Information on our website is not incorporated by reference in this Form 8-K.  The information in this report and the exhibits attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall the information or exhibits be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act, unless we expressly state that such information or exhibits are to be considered “filed” under the Exchange Act or we incorporate such information or exhibits by specific reference in a Securities Act or Exchange Act filing.

ITEM 9.                      Financial Statements and Exhibits

(d) Exhibits.

Ex. No.	Description
99.1	Presentation Materials dated October 26, 2010 for the 6th Annual Fall Growth Stock Conference presented by Security Research Associates

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELANETIX, INC.

Dated: October 26, 2010                                                                           By:  /s/ J. Paul Quinn
J. Paul Quinn
Chief Financial Officer

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Exhibit Index

Ex. No.	Description
99.1	Presentation Materials dated October 26, 2010 for the 6th Annual Fall Growth Stock Conference presented by Security Research Associates

3